Exhibit 10.3.2

AMENDMENT NO. 1
to the
AMENDED AND RESTATED
NOTE AND EQUITY PURCHASE AGREEMENT
by and among
IST ACQUISITIONS, INC.
IMAGING AND SENSING TECHNOLOGY CORPORATION AND
CERTAIN OF THE SUBSIDIARIES OF
IMAGING AND SENSING TECHNOLOGY CORPORATION
AS LOAN PARTIES
AND
AMERICAN CAPITAL FINANCIAL SERVICES, INC.
AS AGENT
and
THE PURCHASERS IDENTIFIED ON
ANNEX A HERETO
October 21, 2005

AMENDMENT NO. 1
to the
AMENDED AND RESTATED
NOTE AND EQUITY PURCHASE AGREEMENT
     THIS AMENDMENT NO. 1, dated October 21, 2005 (this “Amendment No. 1”), amends THE AMENDED AND RESTATED NOTE AND EQUITY PURCHASE AGREEMENT (this “Agreement”), dated as of October 29, 2004, is by and among IST ACQUISITIONS, INC., a Delaware corporation (“Parent”), IMAGING AND SENSING TECHNOLOGY CORPORATION, a New York corporation (“Borrower”), IST CONAX NUCLEAR, INC., a New York corporation, IMAGING AND SENSING TECHNOLOGY INTERNATIONAL CORP., a New York corporation, IST INSTRUMENTS, INC., a New York corporation, QUADTEK, INC., a Washington corporation (each a “Subsidiary” and collectively the “Subsidiaries” and together with Borrower and Parent, the “Loan Parties”), the securities purchasers that are now and hereafter at any time parties hereto and are listed in Annex A (or any amendment or supplement thereto) attached hereto (each a “Purchaser” and collectively, “Purchasers”), and AMERICAN CAPITAL FINANCIAL SERVICES, INC., a Delaware corporation (“ACFS”), as administrative and collateral agent for Purchasers (in such capacity “Agent”).
RECITALS
     A. The parties hereto were party to a Note and Equity Purchase Agreement, dated as of May 24, 2004 (the “Original Purchase Agreement”);
     B. The parties hereto are party to the Amended and Restated Purchase Agreement, pursuant to which the Original Purchase Agreement was amended and restated;
     C. The Loan Parties, Purchasers and the Agent have agreed to enter into this Amendment No. 1 to amend the Amended and Restated Purchase Agreement, in order to (i) refinance the Senior Term A Notes through the issuance and sale of the Senior Term D Notes (as defined herein) and (ii) amend of certain other terms of the Amended and Restated Purchase Agreement.
     NOW, THEREFORE, the parties hereto, in consideration of the foregoing premises and their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:
1. Definitions. Capitalized terms used and not defined elsewhere in this Amendment are as defined in the Agreement (as amended by this Amendment No. 1).
2. Amendments. The Amended and Restated Purchase Agreement is hereby amended as follows:
     (a) The following definitions set forth in Section 1.1 of the Agreement are hereby amended and restated in their entirety:
“Agreement” shall mean this Amended and Restated Note and Equity Purchase Agreement, as amended by Amendment No. 1 and as may be further amended, restated, supplemented or otherwise modified from time to time.

“LIBOR Period” means each month commencing on the Closing Date, the Additional Closing Date, in the case of the Senior Term C Notes, or the Term D Closing Date, in the case of the Senior Term D Notes (or if the Closing Date (of if the Additional Closing Date or the Term D Closing Date) is not a LIBOR Business Day, the next succeeding LIBOR Business Day) and ending one month thereafter; provided, that the foregoing provision relating to LIBOR Periods is subject to the following:
     (a) if any LIBOR Period would otherwise end on a day that is not a LIBOR Business Day, such LIBOR Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such LIBOR Period into another calendar month in which event such LIBOR Period shall end on the immediately preceding LIBOR Business Day;
     (b) any LIBOR Period that would otherwise extend beyond the maturity date of the Notes shall end on such date; and
     (c) any LIBOR Period that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall end on the last LIBOR Business Day of a calendar month.
     “Senior Term Loans” shall have the meaning assigned to such term in Section 2.1(d) hereof.
     “Senior Term Notes” shall have the meaning assigned to such term in Section 2.1(d) hereof.
     “Transactions” shall mean the incurrence of debt and the issuance of securities in connection therewith, as contemplated by this Agreement (as amended by Amendment No. 1), the Notes and all other agreements contemplated hereby and thereby.
     (b) The following definitions are hereby inserted in Section 1.1:
     “Amendment No. 1” shall mean Amendment No. 1 to this Agreement, dated October 21, 2005.
     “Senior Term Loan D” shall have the meaning assigned to such term in Section 2.1(d).
     “Senior Term D Notes” shall have the meaning assigned to such term in Section 2.1(d).
     “Senior Term D Origination Fee” shall mean a fee in an amount equal to $450,000.
     “Term D Closing” shall have the meaning set forth in Section 2.8(c).
     “Term D Closing Date” shall have the meaning set forth in Section 2.8(c).
     (c) The following definitions are hereby deleted from Section 1.1:
     “Advance Rates”

     “Borrowing Base Certificate”
     “COLTS”
     “Eligible Inventory”
     “Eligible Receivables”
     “Inventory Advance Rate”
     “POC Receivables”
     “Receivables Advance Rate”
     “Wachovia”
     (d) The term “Senior Agent” shall be replaced with the term “Agent” wherever in the Amended and Restated Purchase Agreement it is found.
     (e) The words “and together with the Senior Term Loan A and the Senior Term Loan B the ‘Senior Term Loans’” and “together with the Senior Term A Notes and the Senior Term B Notes, the ‘Senior Term Notes’” in Section 2.1(c) are deleted
     (f) A new Section 2.1(d) is hereby inserted as set forth below:
“(d) Subject to the terms and conditions set forth in this Agreement, Purchasers agree to make a loan (“Senior Term Loan D” and together with the Senior Term Loan B and the Senior Term Loan C, the “Senior Term Loans”) to the Loan Parties on the Term D Closing Date in the principal amount of $15,000,000. From and after the Term D Closing, the Senior Term Loan D shall be evidenced by one or more promissory notes made by the Loan Parties in favor of Purchasers in the form attached hereto as Exhibit A-1.4 (together with any promissory notes issued in substitution therefor pursuant to Sections 6.3 and 6.4, the “Senior Term D Notes” and together with the Senior Term B Notes and the Senior Term C Notes, the “Senior Term Notes”) to be issued in tranches of $5,000,000, $5,000,000, $5,000,000, and delivered by the Loan Parties at the Term D Closing.”
     (g) Section 2.3 is hereby amended and restated in its entirety as follows:
“(a) Subject to the terms and conditions set forth in this Agreement, on or after the Closing Date and to, but excluding, May 24, 2006 (the “Revolving Loan Termination Date”), Purchasers shall, severally, on a pro rata basis based on the percentages specified to Agent, make loans and advances to the Loan Parties on a revolving credit basis (collectively, the “Revolving Loans”) in an aggregate amount outstanding at any time up to the Revolving Loan Commitment Amount. From and after the Closing, the Revolving Loans shall be evidenced by a promissory note made by the Loan Parties in favor of Purchasers (the “Revolving Notes”) in the form attached hereto as Exhibit A-4 to be delivered by the Loan parties at the Closing. The date and amount of each Revolving Loan made by Purchasers and each payment on account of principal thereof shall be recorded by Agent on its books; provided that, the failure of Agent to make any such recordation shall not affect the obligations of the Loan Parties to make payments when due of any amounts owing in respect of the Revolving Loans.
“(b) Purchasers shall make Revolving Loans available to the Loan Parties up to a maximum of one draw per week, in integral multiples of $100,000, provided that the conditions set forth in Section 2.3(a) hereof, this Section 2.3(b) and Section 4.2 hereof have been satisfied. Before a Revolving Loan is made, the Loan Parties shall have (i) provided Agent an irrevocable written Request for Borrowing in the form of Exhibit H (a “Request for Borrowing”) by facsimile or other means set forth in Section 14.6 so that such notice is received by Agent not later than three (3) Business Days before the day on which the Revolving Loan is to be made and (ii) contacted Agent and received from Agent either oral or written confirmation of Agent’s receipt of the Request for Borrowing not later than 1:00 pm New York time three (3) Business Days before the date on which the Revolving Loan is to be made. No Revolving Loan shall be made if it would cause the aggregate amount of Revolving Loans to exceed the Revolving Loan Commitment Amount. Agent and Purchasers shall be entitled to rely conclusively on any Executive Officer’s authority to deliver a Request for Borrowing or other writing on behalf of the Loan Parties and neither Agent nor any Purchaser shall have any duty to verify the identity of or signature of any Person identifying himself as an Executive Officer.
(h) A new Section 2.7A is hereby inserted after Section 2.7 as set forth below:
“2.7A Sale and Purchase of Senior Term D Notes. Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, (a) the Loan Parties shall sell to Purchasers, and Purchasers shall purchase from the Loan Parties, in an amount equal to the pro rata portion of the Senior Term D Notes as set forth on Annex B, the Notes in the aggregate principal amounts set forth in Section 2.1(d) hereof.
(i) A new Section 2.8(c) is hereby inserted as set forth below:
“(c) Delivery of and payment for the Senior Term D Notes issued in connection with Amendment No. 1 (the “Term D Closing”) shall be made at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153, commencing at 10:00 a.m., local time, on October 21, 2005 or at such place or on such other date as may be mutually agreeable to the Loan Parties and Purchasers. The date and time of the Term D Closing as finally determined pursuant to this Section 2.8(c) are referred to herein as the “Term D Closing Date.” Delivery of the Senior Term D Notes issued at the Term D Closing shall be made to Purchasers (or their designees) against payment of the purchase price therefor, less any unpaid Senior Term D Origination Fee and any other amounts due and payable pursuant to Section 4.1(i) hereof, by wire transfer of immediately available funds in the manner agreed to by the Loan Parties and Purchasers. The Senior Term D Notes issued at the Term D Closing shall be issued in such name or names and in such permitted denomination or denominations as set forth in Annex B or as Purchasers may request in writing not less than two (2) Business Days before the Term D Closing Date.”
(j) A new Section 3.1(a)(iv) is hereby inserted as set forth below:
“ (iv) The Loan Parties, jointly and severally, covenant and agree to make payments to the Agent, for the ratable benefit of Purchasers, of accrued interest on the

Senior Term Loan D on the last day of each LIBOR Period commending on November 1, 2005 through the date of repayment in full of the Senior Term Loan D. The Senior Term Loan D shall bear interest on the outstanding principal thereof at a rate equal to the LIBOR Rate, as such rate may adjust from time to time, plus six and five tenths (6.5%) per annum.
     (k) Section 3.1(e) is hereby amended by deleting the word “last” before the words “Business Day” and replacing it with the word “first”.
(l) A new Section 3.2(c) is hereby inserted as set forth below:
“(c) Senior Term D Notes. The Loan Parties, jointly and severally, covenant and agree to repay to Agent, for the ratable benefit of the Purchasers, the unpaid balance of the Senior Term D Notes in full, together with all accrued and unpaid interest and fees and other amounts due hereunder, on October 21, 2011.
(m) The last sentence of Section 3.4 is deleted and replaced with the following:
“In addition, the Loan Parties covenant and agree to pay to Agent, for the ratable benefit of Purchasers, such amount of the Revolving Loans as shall be necessary at any time so that the aggregate amount of Revolving Loans outstanding at any time do not exceed the amount set forth in Section 2.3.”.
(n) Section 3.5 is hereby amended and restated as follows:
“3.5 Optional Prepayment of the Notes. Subject to the terms of this Section 3.5, the Loan Parties may prepay to Agent, for the ratable benefit of Purchasers, the outstanding principal amount of the Senior Term Notes and the Subordinated Notes in whole or in part in multiples of $250,000, or such lesser amount as is then outstanding, at any time at a price equal to (i) the accrued interest, if any, to the date set for prepayment, plus, (ii) in the case of the Subordinated Notes, a prepayment fee representing the amortization of certain of Purchasers’ costs incurred in connection with the purchase of the Subordinated Notes equal to the principal amount prepaid thereon multiplied by the following percentage:

If Prepaid During
the 12-Month Period
Ending on September 30
of the Following Years:	Percentage
2006	4%
2007	3%
2008	2%
2009 and Thereafter	1%
provided, however, that no prepayment shall be applied to (a) the Subordinated Notes so long as the Senior Term Notes remain outstanding and (b) to the Junior Subordinated Notes so long as any Senior Subordinated Notes remain outstanding. All such prepayments (A) shall be applied by Agent to the outstanding principal in the inverse order of maturity after application of such prepayment to any accrued interest and prepayment premium payable in connection therewith and (B) in connection with the Senior Term Loans, shall be applied first to the Senior Term Loan D and second, so long as no Senior Term D Notes remain outstanding, to the Senior Term Loan B and third, so long as no Senior Term B Notes remain outstanding, to the Senior Term Loan C.”
     (o) The term “fifty percent (50%)” in Section 3.7(b) is deleted and replaced with the term “seventy five percent (75%).”
     (p) The last sentence of Section 3.7(b) is deleted and replaced with the following:
     “All such prepayments shall be applied by Agent to the outstanding principal of Senior Term Loan D, then to the outstanding principal of Senior Term Loan B, and then to the outstanding principal of Senior Term Loan C, in each case in the inverse order of maturity after application of such prepayment to any accrued interest payable in connection therewith.”
(q) Section 4.2(a) is hereby amended and restated as follows:
“(a) Request for Borrowing. Agent shall have received a duly executed Request for Borrowing with respect to each Revolving Loan in accordance with Section 2.3(b) hereof.
     (r) Article 13 is hereby amended by replacing the term “Senior Term A Notes” with the term “Senior Term D Notes”.
     (s) The following Annexes and Exhibits to the Amended and Restated Purchase Agreement are hereby amended as follows:
(i) Annex A to the Amended and Restated Purchase Agreement is hereby amended and restated as set forth in Annex A hereto.
(ii) Annex B to the Amended and Restated Purchase Agreement is hereby amended and restated as set forth in Annex B hereto.
(iii) Annex C to the Amended and Restated Purchase Agreement is hereby amended and restated as set forth in Annex C hereto
(iv) Annex D to the Amended and Restated Purchase Agreement is hereby amended and restated as set forth in Annex D hereto
(v) Annex E to the Amended and Restated Purchase Agreement is hereby amended and restated as set forth in Annex E hereto
(vi) Annex F to the Amended and Restated Purchase Agreement is hereby amended and restated as set forth in Annex F hereto
(vii) A new “Exhibit A-1.4” to the Amended and Restated Purchase Agreement, as set forth on Exhibit A-1.4 hereto, is hereby inserted after Exhibit A-1.3.

     (t) For the purposes hereof references to the term “Senior Term A Notes” in the Securities Agreements shall be replaced with the term “Senior Term D Notes”.
3. Conditions to Effectiveness. The effectiveness of this Amendment No. 1, and therefore the obligation of the Purchasers to advance the Senior Term Loan D at the Term D Closing is subject to the satisfaction, prior to or at the Term D Closing of the following conditions:
     (a) Representations and Warranties. All of the representations and warranties contained in Article 5 of the Amended and Restated Purchase Agreement (as amended by this Amendment No. 1) shall be true and correct in all material respects at and as of the Term D Closing Date as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.
     (b) Closing Documents. The Loan Parties shall have delivered or caused to be delivered to Agent all of the following documents in form and substance satisfactory to Agent:
          (i) one or more Senior Term D Notes evidencing the Senior Term D Loan (as designated by Agent and Purchasers pursuant to Section 2.1(d) of the Amended and Restated Purchase Agreement (as amended by this Amendment No. 1)) in aggregate original principal amount as set forth therein, duly completed and executed by the Loan Parties;
          (ii) copies of the resolutions duly adopted by the Parent’s board of directors authorizing the execution, delivery and performance by the Parent of this Agreement and each of the other agreements, instruments and documents contemplated hereby to which the Parent is a party, and the consummation of all of the other transactions contemplated by this Amendment No. 1; and
          (iii) such other documents relating to the transactions contemplated by this Amendment No. 1 as Agent or its special counsel reasonably may request.
     (c) Purchaser’s Fees and Expenses.
          (i) Senior D Origination Fee. On the Term D Closing Date, the Loan Parties shall have paid the Senior Term D Origination Fee in the amount of $450,000 to ACFS and the Loan Parties hereby authorizes the Agent to deduct from the sale by the Loan Parties of the Senior Term D Notes the unpaid amount of such Senior Term D Origination Fee; and
          (ii) Other Fees and Expenses. On the Term D Closing Date, the Loan Parties shall have paid the fees and expenses of Agent and Purchasers, payable by the Loan Parties pursuant to Section 14.4 of the Amended and Restated Purchase Agreement (and the Loan Parties hereby authorizes Agent to deduct from the aggregate proceeds of the sale of the Senior Term D Notes, all such amounts).
4. Use of Proceeds. The Loan Parties shall use the proceeds from the transactions contemplated by this Amendment No. 1 to repay all Indebtedness owing by the Loan Parties to Wachovia Bank, National Association and its affiliates.
5. Representations and Warranties. The Loan Parties hereby represent and warrant as follows:

     (a) Each of the representations and warranties of the Loan Parties set forth in Article 5 of the Amended and Restated Purchase Agreement (as amended by this Amendment No. 1) is true and correct in all material respects, except to the extent of changes caused by the transactions expressly contemplated herein.
     (b) Each of the Loan Parties is in satisfaction of all covenants of the Loan Parties set forth in Article 7 of the Amended and Restated Purchase Agreement (as amended by this Amendment No. 1) and no Default or Event of Default under the Amended and Restated Purchase Agreement is occurring, or will occur upon the consummation of the transactions contemplated by this Amendment No. 1, except to the extent waived hereby.
6. Effect on the Amended and Restated Purchase Agreement.
     (a) All references to the Amended and Restated Purchase Agreement in the Amended and Restated Purchase Agreement and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Amended and Restated Purchase Agreement as amended hereby and as such may in the future be amended, restated, supplemented or modified from time to time.
     (b) Except as specifically amended herein, the Amended and Restated Purchase Agreement, and all other documents and instruments delivered pursuant to or in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
     (c) Except as specifically referenced herein, the execution, delivery and effectiveness of this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of ACFS or the Purchasers, nor constitute a waiver of any provision of the Amended and Restated Purchase Agreement or any documents and instruments delivered pursuant to or in connection therewith.
7. Governing Law. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Maryland.
8. Further Assurances. The parties hereto shall, at any time and from time to time following the execution of this Amendment No. 1, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment No. 1.
9. Headings. Section headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose.
10. Counterparts. This Amendment No. 1 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this consent and waiver as of the day and year first above written.

LOAN PARTIES: IST ACQUISITIONS, INC.
By:
	Name:	Donald Hartman
	Title:	Chief Executive Officer

IMAGING AND SENSING TECHNOLOGY CORPORATION
By:
	Name:	Donald Hartman
	Title:	Chief Executive Officer

IST CONAX NUCLEAR, INC.
By:
	Name:	Donald Hartman
	Title:	Chief Executive Officer

IST INSTRUMENTS, INC.
By:
	Name:	Donald Hartman
	Title:	Chief Executive Officer

IMAGING AND SENSING TECHNOLOGY INTERNATIONAL CORP.
By:
	Name:	Donald Hartman
	Title:	Chief Executive Officer

QUADTEK, INC.
By:
	Name:	Donald Hartman
	Title:	Chief Executive Officer

Signature Page to IST Consent and Waiver

AGENT: AMERICAN CAPITAL FINANCIAL SERVICES, INC.
By:
	Name:	Todd Wilson
Title:

PURCHASERS: AMERICAN CAPITAL STRATEGIES, LTD.
By:
	Name:	Todd Wilson
Title:

Signature Page to IST Consent and Waiver

ANNEX A
Information Relating to Purchasers
Name and Address
of Initial Purchaser
AMERICAN CAPITAL STRATEGIES, LTD.
2 Bethesda Metro Center
14th Floor
Bethesda, MD 20814
Certain of the Notes have or will be assigned or sold to the following entities:
ACS FUNDING TRUST I
c/o AMERICAN CAPITAL STRATEGIES, LTD.,
as Servicer
2 Bethesda Metro Center, 14th Floor
Bethesda, MD 20814
(1) All payments:
If by wire:
Bank: Wells Fargo Bank, N.A.
ABA#: xxxxxxxxx
Account Name: ACS Funding Trust I
Account #: xxxx-xxxxxx
If by mail:
ACS Funding Trust I
NW 7941
P.O. Box 1450
Minneapolis, MN 55485-7941
If by overnight parcel service
(e.g., FedEx, UPS, etc):
NW 7941
c/o Regular ACS Funding Trust I
1350 Energy Lane, Suite 200
St. Paul, MN 55108

with sufficient information
to identify the source and
application of such funds.
** All checks should be made payable to “ACS Funding Trust I”
(2) All notices of payments and
written confirmations of
such wire transfers:
American Capital Strategies, Ltd., as Servicer
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
Attn: Comptroller
Facsimile: (301) 654-6714
(3) All other communications:
If regarding any Note:
American Capital Strategies, Ltd., as Servicer
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
Attn: Compliance Officer
Facsimile: (301) 654-6714

ANNEX B
Purchaser Allocations

Purchaser	Allocation
American Capital Strategies, Ltd.	100%

ANNEX C
Amortization Schedule for Senior Term D Notes
Senior Term B Notes

Payment
Payment Date	Amount
August 31, 2004	$25,000
November 30, 2004	$25,000
February 28, 2005	$25,000
May 31, 2005	$25,000
August 31, 2005	$25,000
November 30, 2005	$25,000
February 28, 2006	$25,000
May 31, 2006	$25,000
August 31, 2006	$25,000
November 30, 2006	$25,000
February 28, 2007	$25,000
May 31, 2007	$25,000
August 31, 2007	$25,000
November 30, 2007	$25,000
February 28, 2008	$25,000
May 31, 2008	$25,000
August 31, 2008	$25,000
November 30, 2008	$25,000
February 28, 2009	$25,000
May 31, 2009	$25,000
August 31, 2009	$25,000
November 30, 2009	$25,000
February 28, 2010	$25,000
May 24, 2010	$25,000 (plus any remaining unpaid outstanding amounts owing)

Senior Term D Notes

Payment Date		Payment Amount
2005	Q4	$37,500
2006	Q1	$37,500
	Q2	$37,500
	Q3	$37,500
	Q4	$37,500
2007	Q1	$37,500
	Q2	$37,500
	Q3	$37,500
	Q4	$37,500
2008	Q1	$37,500
	Q2	$37,500
	Q3	$37,500
	Q4	$37,500
2009	Q1	$37,500
	Q2	$37,500
	Q3	$37,500
	Q4	$37,500
2010	Q1	$37,500
	Q2	$37,500
	Q3	$37,500
	Q4	$37,500
2011	Q1	$37,500
	Q2	$37,500
	Q3	$37,500
Notwithstanding the foregoing schedule, to the extent not previously paid, all Senior Term D Notes and any and all unpaid interest, fees and other amounts due in connection with the Senior Term D Notes, shall be due and payable on October 21, 2011.

ANNEX D
Maximum Debt to EBITDA Ratio

October-05	6.25 to 1.0
January-06	6.00 to 1.0
April-06	5.75 to 1.0
July-06	5.50 to 1.0
October-06	5.25 to 1.0
January-07	5.25 to 1.0
April-07	5.00 to 1.0
July-07	5.00 to 1.0
October-07	4.75 to 1.0
January-08	4.50 to 1.0
April-08	4.50 to 1.0
July-08	4.50 to 1.0
October-08	4.25 to 1.0
January-09	4.25 to 1.0
April-09	4.25 to 1.0
July-09	4.25 to 1.0
October-09	4.25 to 1.0

ANNEX E
Minimum Interest Coverage Ratio

October-05	1.40
January-06	1.40
April-06	1.40
July-06	1.50
October-06	1.50
January-07	1.80
April-07	1.80
July-07	1.80
October-07	2.10
January-08	2.10
April-08	2.10
July-08	2.40
October-08	2.40
January-09	2.40
April-09	2.70
July-09	2.70
October-09	3.00

ANNEX F
Minimum EBITDA

October-05	$4,500,000.00
January-06	$5,000,000.00
April-06	$5,000,000.00
July-06	$5,500,000.00
October-06	$5,500,000.00
January-07	$6,000,000.00
April-07	$6,000,000.00
July-07	$6,500,000.00
October-07	$6,500,000.00
January-08	$7,000,000.00
April-08	$7,000,000.00
July-08	$7,500,000.00
October-08	$7,500,000.00
January-09	$8,000,000.00
April-09	$8,000,000.00
July-09	$8,500,000.00
October-09	$8,500,000.00

EXHIBIT A-1.4
[Form Of Senior Term D Note]

Purchaser: American Capital Strategies, Ltd.	Horseheads, New York
Principal Amount: $5,000,000	October 21, 2005
For value received, the undersigned, IST Acquisitions, Inc., a Delaware corporation (“Parent”), Imaging and Sensing Technology Corporation, a New York corporation (“Borrower”), IST Instruments, Inc., a New York corporation, Imaging and Sensing Technology International Corp., a New York corporation, IST Conax Nuclear, Inc., a New York corporation, and Quadtek, Inc., a Washington corporation (the “Subsidiaries”, and, together with Parent and Borrower, the “Loan Parties”), hereby jointly and severally promise to pay to the order of the Purchaser set forth above (the “Purchaser”) the principal amount set forth above or, if less, the aggregate unpaid principal amount of this Senior Term D Note (the “Senior Term D Note”) set forth above, payable at such times, and in such amounts, as are specified in the Amended and Restated Note and Equity Purchase Agreement, as amended by Amendment No. 1 dated as of October 21, 2005, among the Loan Parties, American Capital Financial Services, Inc., as Agent, and the other parties thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time (the “Amended Purchase Agreement”).
The Loan Parties jointly and severally promise to pay interest on the unpaid principal amount of this Senior Term D Note from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Amended Purchase Agreement.
Both principal and interest are payable in the lawful money of the United States of America as follows:
If by U.S. Mail to:
American Capital Financial Services, Inc., as Agent
ACS Funding Trust I, NW 7941
P.O. Box 1450
Minneapolis, MN 55485-7941.
If by Overnight Service to:
NW 7941 c/o Regular ACS Funding Trust I
1350 Energy Lane, Suite 200
St. Paul, MN 55108
If by wire transfer to:
Wells Fargo Bank, N.A.
ABA # 091000019
Account Name: ACS Funding Trust I
Account #: 4000-037515

This Senior Term D Note is one of the Senior Term D Notes referred to in, and is entitled to the benefits of, the Amended Purchase Agreement. Capitalized terms used herein and not defined herein are used herein as defined in the Amended Purchase Agreement.
The Amended Purchase Agreement, among other things, (i) provides for the purchase of the Senior Term D Notes by the Purchaser in an aggregate amount not to exceed at any time outstanding the Principal Amount set forth above, the indebtedness of the Loan Parties resulting from such purchase being evidenced by this Senior Term D Note and (ii) contains provisions for acceleration of the maturity of the unpaid principal amount of this Senior Term D Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.
This Senior Term D Note is secured as provided in the Security Documents.
Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Loan Parties.
This Senior Term D Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

7

IN WITNESS WHEREOF, the Loan Parties have caused this Senior Term D Note to be executed and delivered by their respective duly authorized officer as of the day and year and at the place set forth above.

LOAN PARTIES: IST ACQUISITIONS, INC.
By:
Name:
Title:

IMAGING AND SENSING TECHNOLOGY CORPORATION
By:
Name:
Title:

IST CONAX NUCLEAR, INC.
By:
Name:
Title:

IMAGING AND SENSING TECHNOLOGY INTERNATIONAL CORP.
By:
Name:
Title:

IST INSTRUMENTS, INC.
By:
Name:
Title:

QUADTEK, INC.
By:
Name:
Title: